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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 22, 2005

                            Impax Laboratories, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                       0-27354                 65-0403311
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(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                      Identification No.)

            30831 Huntwood Ave., Hayward, CA                        94544
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        (Address of principal executive offices)                 (Zip Code)

        Registrant's telephone number, including area code (510) 476-2000

                                  Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         The Company amended and restated its Executive Non-Qualified Deferred Compensation Plan effective as of January 1, 2005. A copy of this plan is attached as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

         The Impax Laboratories, Inc Executive Non-Qualified Deferred Compensation Plan ("Plan") is a deferred compensation plan established to permit certain key employees to defer compensation in excess of the deferral limits under the Impax 401(k) Plan. Participation in the Plan is limited to certain executive-level employees and consultants as selected by the Board of Directors. Participants are eligible to elect deferral contributions of up to 10% of combined base and bonus compensation. The Company makes a matching contribution equal to 50% of an employee's deferral contribution; provided however, that the matching contribution for an employee shall not exceed 5% of the employee's compensation. The matching contribution is 20% vested after the employee's first year of service and the vesting percentage increases in increments of 20% for each subsequent year of service.

         Participants may elect to have their accounts measured by a number of investment options. Benefits are payable upon the participant's termination of employment in a lump sum or installments as elected by the participant. Benefits are also payable upon the occurrence of the participant's death or disability. A participant may request an early distribution in the event of an "unforeseeable emergency". The Plan is designed to comply with the applicable provisions of
Section 409A of the Internal Revenue Code.

ITEM 9.01.      FINANCIAL STATEMENTS AND EXHIBITS

                (c)  Exhibits.

                10.1 Impax Laboratories, Inc. Executive Non-Qualified Deferred Compensation Plan, as amended and restated.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        IMPAX LABORATORIES, INC.


Date:   March 16, 2005                  By: /s/ Cornel C. Spiegler
                                            ------------------------------------
                                            Name:  Cornel C. Spiegler
                                            Title: Chief Financial Officer

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